As filed, via EDGAR, with the Securities and Exchange Commission on July 25,
                                      2005

                                                               File No.  2-34277
                                                               ICA No.  811-1920

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

[ ] Preliminary proxy statement         [ ] Confidential, for Use of the
[X] Definitive proxy  statement             Commission  Only
[ ] Definitive additional materials (as
    permitted by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to Rule 14a11(c) or Rule 14a-12


                                  STRALEM FUND
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing party:

(4)   Date filed:

                                  STRALEM FUND
                               645 Madison Avenue
                               New York, NY 10022


                                                     July 25, 2005


Dear Shareholder:

      A Special Meeting of Shareholders of Stralem Fund (the "Trust") on behalf of its series, Stralem Balanced Fund and Stralem Equity Fund (the "Funds"), will be held at 645 Madison Avenue, New York, New York 10022, on September 12, 2005 at 11:30 a.m. Eastern time. The attached proxy statement describes matters to be voted upon including the following:

      1. A proposal to approve or disapprove an amended and restated investment advisory agreement for each of the Funds;

      2. To transact such other business which may properly come before the Meeting or any adjournment or adjournments thereof.

      The Board of Trustees has given full and careful consideration to these proposals and has concluded that they are in the best interests of the Funds and its shareholders. We urge you to approve the proposals.

      Your vote is important. Please sign, date and return the enclosed proxy card(s) no later than September 1, 2005.


                                      Sincerely,

                                      /s/ Philippe E. Baumann
                                      -----------------------------------
                                      Philippe E. Baumann
                                      President

                                  STRALEM FUND
                               645 Madison Avenue
                            New York, New York 10022

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held September 12, 2005

      A special meeting of shareholders (the "Meeting") of Stralem Fund (the "Trust") on behalf of its series, Stralem Balanced Fund and Stralem Equity Fund (the "Funds"), will be held at the offices of the Trust, 645 Madison Avenue, New York, New York on September 12, 2005 at 11:30 a.m., Eastern time, for the following purposes:

      (1) To approve or disapprove an amended and restated investment advisory agreement for the Funds; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      Shareholders of record as of the close of business on June 30, 2005 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournment(s) thereof. Your attention is called to the accompanying proxy statement.


                                            By Order of the Board of Trustees

                                            /s/ Hirschel B. Abelson

Dated: July 25, 2005

      You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be represented at the Meeting. You may revoke your proxy at any time before it is voted. The enclosed envelope requires no postage if mailed in the United States.

                                  STRALEM FUND
                               645 Madison Avenue
                            New York, New York 10022

                                 PROXY STATEMENT

                               Dated July 25, 2005

                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                               September 12, 2005


GENERAL INFORMATION

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Stralem Fund, a Delaware statutory trust (the "Trust") on behalf of its series, Stralem Balanced Fund (the "Balanced Fund") and Stralem Equity Fund (the "Equity Fund" or collectively the "Funds"), to be used at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on September 12, 2005 at 11:30 a.m. Eastern time at the offices of the Trust, 645 Madison Avenue, New York, N.Y. 10022, and at any adjournment(s) thereof. Then proxy statement is being mailed to shareholders on or about July 29, 2005. A copy of the Trust's annual report for the fiscal year ended December 31, 2004 may be obtained, free of charge, by calling the Trust, at 212-888-8123 or by sending a self-addressed postage paid card to the Trust at 645 Madison Avenue, New York, NY 10022 requesting a copy of the annual report.

      The Meeting has been called for the following purpose:

      1. To approve or disapprove an amended and restated investment advisory agreement for the Funds; and

      2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. If a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the proposals on the proxy ballot, the Proxies will vote those shares of beneficial interest ("shares") in favor of the proposal(s).

      The cost of preparing and mailing the notice of meeting, the proxy card and this proxy statement has been or will be borne by the Adviser and by the Funds. The Adviser will bear 50% of the costs, and each of the Funds will bear 25% of the costs. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Fund and Stralem & Company Incorporated, the Funds' investment adviser, none of whom will receive compensation for soliciting proxies. The Board of Trustees has fixed the close of business on June 30, 2005 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 4,720,973.650 outstanding shares of the Balanced Fund and 550,773.053 outstanding shares of the Equity Fund. The holders of each share of each Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share.

As of June 30, 2005, the following shareholders beneficially owned 5% or more of the Balanced Fund's outstanding shares:

------------------------------------------ ------------------------------------ --------------------------------------
Name and Address of Beneficial Owner       Number of Shares Beneficially Owned  Percent of Funds
------------------------------------------ ------------------------------------ --------------------------------------
Mirabaud & Cie                                         321,496.351                              6.81%
Case Postale 5815
1211 Geneva, Switzerland
------------------------------------------ ------------------------------------ --------------------------------------
Stralem Employees' Profit Sharing Trust                360,764.353                              7.64%
645 Madison Avenue
New York, New York 10022
------------------------------------------ ------------------------------------ --------------------------------------

As of June 30, 2005, the following shareholders beneficially owned 5% or more of the Equity Fund's outstanding shares:

------------------------------------------ ------------------------------------ --------------------------------------
Name and Address of Beneficial Owner       Number of Shares Beneficially Owned  Percent of Funds
------------------------------------------ ------------------------------------ --------------------------------------
Sonia Schotland Living Trust                           33,231.787                               6.03%
P.O. Box 1062
Sag Harbor, NY 11963
------------------------------------------ ------------------------------------ --------------------------------------
Mirabaud & Cie                                         52,105.340                               9.46%
Case Postale 5815
1211 Geneva, Switzerland
------------------------------------------ ------------------------------------ --------------------------------------
Brown Brothers Harriman                               82,923.333(1)                            15.06%
Generali Assurances Generales
140 Broadway
New York, New York 10005
------------------------------------------ ------------------------------------ --------------------------------------
(1) Record only.
------------------------------------------ ------------------------------------ --------------------------------------

      The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a web site that contains information about the Funds (www.sec.gov). Any such proxy material, reports, and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates.

      Stralem & Company Incorporated (the "Adviser"), 645 Madison Avenue, New York, NY 10022 serves as the Fund's investment adviser and distributor.

      Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each of the Funds, or (2) 67% or more of the shares of each of the Funds present at the Meeting, if the holders of more than 50% of the outstanding shares of each of the Funds are present or represented by proxy at the Meeting. Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present at the Meeting.

      One-third of the shares outstanding and entitled to vote, either in person or by proxy, constitute a quorum. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      Proposals that are approved will become effective as soon as practical.


                                   Proposal 1
            To Approve or Disapprove an Investment Advisory Agreement

      Current Advisory Agreements

      The Adviser currently manages the Balanced Fund pursuant to an investment advisory agreement dated April 30, 1999 ("Balanced Fund Agreement"). The annual fee payable to the Adviser under the Balanced Fund Agreement is equal to 0.96% of the Balanced Fund's average daily weekly assets for the year ended December 31, 2004. For the fiscal years ended December 31, 2004, 2003, and 2002, the Balanced Fund paid the Adviser fees of $600,428, $534,731, and $525,957, respectively.

      The Adviser currently manages the Equity Fund pursuant to an investment advisory agreement dated January 3, 2000 ("Equity Fund Agreement", collectively with the Balanced Fund Agreement, the "Current Advisory Agreements"). The annual fee payable to the Adviser under the Equity Fund Agreement is equal to 1.50% of the Equity Fund's average weekly net assets for the year ended December 31, 2004. For the fiscal years ended December 31, 2004, 2003, and 2002, the Equity Fund paid the Adviser fees of $609,894, $442,647, and $477,501, respectively.

      Under the Current Advisory Agreements, the Adviser, in addition to managing the Funds' assets, provides administrative services for which it is compensated separately. The Current Advisory Agreements require the Adviser to
(i) furnish at its own expense all administrative services, office space, equipment, and administrative and clerical personnel necessary for managing the affairs of the Funds and (ii) provide persons satisfactory to the Board of Trustees to act as officers and employees of the Funds and to pay the salaries and wages of all officers and employees of the Funds who are also officers and employees of the Adviser or of an affiliated person (as defined in the 1940 Act) other than the Funds.

      For the Balanced Fund, the cost for administrative services provided to the Balanced Fund is allocated between the Balanced Fund and the Adviser. Under the Balanced Fund Agreement, administrative services for the Balanced Fund are reimbursed to the Adviser annually up to a maximum of $25,000. The Adviser's annual cost of administrative services has exceeded this amount for at least the past ten years.

      For the Equity Fund, the cost for administrative services provided to the Equity Fund is allocated between the Equity Fund and the Adviser. The Fund reimburses the Adviser for the cost of the salaries of any officer and other personnel carrying out administrative functions subject to proper accounting. For the year ended December 31, 2004, the amount paid to the Adviser was $39,030. The adviser's annual cost of administrative services has exceeded this amount since the inception of the Equity Fund in 2000.

      Exhibit  B  to  this  Proxy  Statement  contains  additional   information
concerning the Current Advisory Agreements and a list of the principal executive officer and directors of the Adviser.

Proposed Agreement

      Since the adoption of the Sarbanes-Oxley Act of 2002 and new compliance Rule 38a-1 under the 1940 Act, the regulatory environment for registered mutual funds has grown more complex, and the Adviser must devote more personnel and work hours to regulatory and administrative functions. Many fund families have hired outside administrators to perform the administrative and regulatory functions required by these new rules so that they can devote themselves entirely to providing advisory services. The fees for these outside service providers are high and are generally based on a percentage of assets of the fund. Under the Current Advisory Agreements, the Adviser allocated certain administrative fees for both Funds, with a mandatory cap for the Balanced Fund of $25,000. Actual expenses for these services have been significantly higher. The Adviser considered hiring an outside administrator, but found that the cost to the Funds would be even higher than if it continued to provide the services itself.

      In order to accurately reflect the services that the Adviser currently provides to the Funds, the Adviser proposed to amend and restate the Current Advisory Agreements to remove references to administrative services, and to make other changes to update the agreements to current mutual fund industry practices (the "Proposed Advisory Agreement"). There will be only one Proposed Advisory Agreement for both Funds. The Adviser will continue to provide administrative services pursuant to a separate Administration Agreement.

      Under the Proposed Advisory Agreement, the Trust will continue to be managed by the Adviser, under the direction of the Trust's existing Board of Trustees. The Adviser will also continue to act as distributor of the Fund's shares. The advisory services provided to both Funds under the Proposed Advisory Agreement are identical to those under the Current Advisory Agreements. The Balanced Fund's advisory fees will not change under the Proposed Advisory Agreement. The Equity Fund's advisory fees under the Proposed Advisory

Agreement will be at the reduced fee rate adopted by the Board of Trustees in April 2005, effective July 1, 2005. The Proposed Advisory Agreement states that the Adviser will provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities, and other property composing the assets of the Funds and, in particular, will provide the Funds with such investment research, data, advice, and supervision as each of the Funds may consider necessary for proper supervision of its funds.

      The Proposed Advisory Agreement does not contain any references to administrative services. Instead, administrative services are provided under a new Administration Agreement which was approved by the Trust's Board of Trustees on June 8, 2005. Under the Administration Agreement, the Trust pays the Adviser an annual administrative fee of 0.15% for the first $50 million, 0.125% for the next $50 million and 0.10% over $100 million of each of the Funds' average weekly net assets. This method of calculating fees conforms to industry practice and more accurately reflects the Adviser's costs of providing administrative services, including regulatory services, to the Funds. Shareholders are not being asked to approve the Administration Agreement. If shareholders do not approve the Proposed Advisory Agreement, the Current Agreements will remain in effect and the Adviser will consider other alternatives including requiring the Funds to pay for certain regulatory, fund accounting, and other services not currently being paid for by the Funds.

      The Adviser proposes that each of the Funds' shareholders approve the Proposed Advisory Agreement substantially in the form presented in Exhibit C to this Proxy Statement.

Effect on Fund Fees and Expenses

      Under the Proposed Advisory Agreement, the Balanced Fund's advisory fee would be unchanged, but the effect of the new administration fees on the Balanced Fund will be to increase its overall fees and expenses.

      The Proposed Advisory Agreement for the Equity Fund reflects a reduction in advisory fees effective July 1, 2005 from 1.50% annually of the average weekly net asset value for the first $100 million, 1.25% for the next $100 million, and 1.00% thereafter, to 1.25% annually of the average weekly net asset value for the first $50 million; 1.00% for the next $50 million, and 0.75% thereafter. Because of this reduction in advisory fees, the new administration fees will not increase the overall fees and expenses of the Equity Fund. If the Equity Fund had not reduced its advisory fee, the effect of the administration fee would have been to increase the overall fees and expenses of the Equity Fund.

      The Administration Agreement provides that each of the Funds will pay the Adviser an annual administration fee, payable quarterly, of 0.15% for the first $50 million, 0.125% for the next $50 million and 0.10% over $100 million of the average weekly net assets of the Balanced Fund and the Equity Fund, respectively. The effect of entering into the Administration Agreement was to increase the Funds' administration expenses. The following table demonstrates the effect that approving the Proposed Advisory Agreement might have on each of the Funds' annual fees and expenses. Following this information is a table that demonstrates the effect of an increase in the fees in terms of the cost of investing $10,000 in each of the Funds over various holding periods.

                  Balanced Fund Annual Fund Operating Expenses
          (expenses that are deducted from the Balanced Fund's assets)

---------------------------------------------------------- ---------------------- ---------------------------------
                                                                                    Pro Forma Fees and Expenses
                                                             Current Fees and         Resulting from Proposed
                                                              Expenses as of         Advisory Agreement (as of
                                                             December 31, 2004           December 31, 2004)
---------------------------------------------------------- ---------------------- ---------------------------------
Management Fees*                                                 1.00%                      1.11%
---------------------------------------------------------- ---------------------- ---------------------------------
Distribution and Service (Rule 12b-1 Fees)                         None                         None
---------------------------------------------------------- ---------------------- ---------------------------------
Other Expenses                                                   0.18%                      0.18%
---------------------------------------------------------- ---------------------- ---------------------------------
Total Annual Operating Expenses*                                 1.18%                      1.29%
---------------------------------------------------------- ---------------------- ---------------------------------

-----------------
*Includes administrative fees of 0.04% reimbursed to the Adviser as of December 31, 2004 and 0.15% on a Pro Forma basis.

                                     Example

      This example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. We show the cumulative amount of the Balanced Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Balanced Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

------------------------------------------------------- -------------- ------------- ------------ ---------------
                                                           1 year        3 years       5 years       10 years
------------------------------------------------------- -------------- ------------- ------------ ---------------
Current Fees and Expenses
as of 12/31/04                                              $120           $375         $649          $1,432
------------------------------------------------------- -------------- ------------- ------------ ---------------
Pro Forma Fees and Expenses Resulting from Proposed
Advisory Agreement as of 12/31/04                           $131           $409         $708          $1,556
------------------------------------------------------- -------------- ------------- ------------ ---------------

               Stralem Equity Fund Annual Fund Operating Expenses
           (expenses that are deducted from the Equity Fund's assets)

---------------------------------------- --------------------- ------------------------- ----------------------------
                                                                                             Pro Forma Fees and
                                                                  Pro Forma Fees and       Expenses Resulting from
                                                               Expenses Resulting from        Proposed Advisory
                                           Current Fees and       Proposed Advisory       Agreement with reduction
                                            Expenses as of         Agreement (as of      of advisory fee as of July
                                          December 31, 2004       December 31, 2004)               1, 2005
---------------------------------------- --------------------- ------------------------- ----------------------------
Management Fees*                                1.60%                   1.65%                       1.40%
---------------------------------------- --------------------- ------------------------- ----------------------------
Distribution and Service (Rule 12b-1             None                    None                       0.0%
Fees)
---------------------------------------- --------------------- ------------------------- ----------------------------
Other Expenses                                  0.26%                   0.26%                       0.22%
---------------------------------------- --------------------- ------------------------- ----------------------------
Total Annual Operating Expenses*                1.86%                    1.91%                      1.62%
---------------------------------------- --------------------- ------------------------- ----------------------------

*Includes administrative fees of 0.04% reimbursed to the Adviser as of December 31, 2004 and 0.15% on a Pro Forma basis.

                                     Example

This example is intended to help you compare the cost of investing in the Equity Fund to the cost of investing in other mutual funds. We show the cumulative amount of the Equity Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Equity Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

-------------------------------------------------------- ------------- -------------- ------------ --------------
                                                            1 year        3 years       5 years      10 years
-------------------------------------------------------- ------------- -------------- ------------ --------------
Fees and Expenses as of 12/31/04                             $189          $585         $1,006        $2,180
-------------------------------------------------------- ------------- -------------- ------------ --------------
Pro Forma Fees and Expenses Resulting from Proposed          $194          $600         $1,032        $2,233
Advisory Agreement as of 12/31/04
-------------------------------------------------------- ------------- -------------- ------------ --------------
Pro Forma Fees and Expenses Resulting from Proposed
Advisory Agreement with reduction of advisory fee as
of 7/1/05                                                    $165          $511          $881         $1,922
-------------------------------------------------------- ------------- -------------- ------------ --------------

Basis for the Board's Recommendation

      At an in-person meeting of the Board of Trustees of the Trust held on June 8, 2005, which was called for the purpose of considering the Proposed Advisory Agreement, the Board evaluated and approved Proposal 1. The Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), requested information from the Adviser and evaluated other information provided by the Adviser that, in the Board's view, constituted information necessary for the Board to form a judgment as to whether to approve the Proposed Advisory Agreement. After considering this information, the Board, including all of the Independent Trustees, determined that the Proposed Advisory Agreement should be approved and that the increase in overall fees and expenses would be in the best interest of the Funds and its shareholders. The Board, including all of the Independent Trustees, also determined that the Proposed Advisory Agreement should be submitted to the Trust's shareholders along with the Board's recommendation that the Trust's shareholders approve the Proposed Advisory Agreement. In approving the Proposed Advisory Agreement and recommending that shareholders approve
Proposal 1, the Board, including all of the Independent Trustees, considered various factors, including:

      o the rate of overall fees and expenses that would be paid by each of the Funds as a result of the Proposed Advisory Agreement as compared to those of representative comparable funds managed by other investment advisers. The Board, including all of the Independent Trustees, noted in particular that the expected overall fees and expenses that will result from the Proposed Advisory Agreement would be reasonable because they would be within the range of overall fees and expenses for representative comparable funds, as indicated in material prepared for the Board by the Adviser based on information contained in various publicly available documents. See Board Considerations below for a detailed discussion of the average expense ratios for comparable funds in each of the Funds' Lipper universe;

      o the above-average nature and quality of overall services provided by the Adviser to the Funds, as indicated by the Funds' performance; See Board Considerations below for a detailed discussion of the Funds historical performance as compared to the Lipper universe for each of the Funds.

      o the ability of the Adviser to allocate the appropriate time and personnel to each of the Funds' administration and regulation.

Other Changes

      As noted above, the Proposed Advisory Agreement includes other modifications to conform each of the Funds' investment advisory agreements to current mutual fund industry standards. The following is a summary of these modifications.

      o Investment Advisory Agreement. A single agreement will apply to both Funds instead of two separate agreements.

      o Sub-Advisers (Section 1(b)). The Adviser may, at its own expense, employ one or more sub-advisers to assist in the performance of the agreement; the Funds will not pay additional fees for a sub-adviser's services.

      o Covenants (Section 2(b)). The Adviser agrees to carry out its responsibilities in a manner consistent with the law.

      o Books and Records (Section 2(c)). The Adviser will keep the required books and records for the Funds.

      o Reports, Evaluations and other Services (Section 2(d)). The Adviser will report to the Funds as requested by the Board of Trustees or as the Adviser may deem appropriate.

      o Aggregation of Securities Transactions (Section 2 (g)). The Adviser may aggregate each of the Funds' orders for portfolio transactions with those of the Adviser's other advisory clients in order to achieve a more favorable price and commission rate.

      o Representations and Warranties (Section 3). The Adviser and the Trust make certain representations regarding their corporate status.

      o Compensation (Section 4). The method of calculating the advisory fees is not changed from the Current Advisory Agreements, but the actual fee structure is now contained in Exhibit A to the Proposed Advisory Agreement.

      o Effective Date; Modifications; Termination (Section 7). The Board may amend the Proposed Advisory Agreement's non-material terms without obtaining shareholder approval.

      o Limitation of Adviser's Liability (Section 8). The Adviser is liable for each of the Funds' losses resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Proposed Advisory Agreement; as well as from a breach of the Adviser's fiduciary duty with respect to receipt of compensation under the Proposed Advisory Agreement.

      o Independent Contractor (Section 10). The Adviser will be considered an independent contractor and has no authority to represent the Funds unless authorized by the Board of Trustees.

      o Structure of the Agreement (Section 11). The Trust is entering into the Proposed Advisory Agreement on behalf of each of the Funds and the responsibilities and benefits in the agreement apply to each of the Funds individually.

      o Governing Law (Section 12). The law of the state of New York will govern the Proposed Advisory Agreement.

      o Severability (Section 13). If any provision of the Proposed Advisory Agreement is invalidated by court decision or regulation, the other provisions continue in force.

Board Conclusions

      At a meeting held on June 8, 2005, the Board of Trustees of the Trust ("Board") considered the Proposed Advisory Agreement and the Administration Agreement. The June 8, 2005 meeting was called for the purpose of considering these agreements. The Board considered the agreements and additional supplemental information showing ranges of fees charged by other similar funds and estimates from outside service providers to provide administrative services for the Funds. The Board also considered materials provided in connection with the Board's April 30, 2005 meeting at which the Board approved the continuation of the Current Advisory Agreement.

Balanced Fund

      With respect to the Balanced Fund, the Board considered that no change in the level or quality of investment advisory services was proposed, and no change in investment advisory fee was proposed. As to the investment advisory fee charged, the Board reviewed its analysis of the advisory fee conducted in April 2005, when the Board compared the Balanced Fund's 0.96% average annual advisory fee to the average advisory fee charged to selected funds with similar asset size, investment objectives, and distribution channels included in the Lipper Balanced Fund category and found that the Balanced Fund's fee was higher than the average advisory fee of 0.65% for those funds. The Board then compared the Balanced Fund's annual expense ratio of 1.18% to the average expense ratio for the total Lipper Balanced Fund universe and found that the Balanced Fund's ratio was lower than the category average of 1.29%.

      The Board reviewed the structure of the Balanced Fund's advisory fee, noting that it contains three breakpoints. The Board reviewed the level of the Balanced Fund's advisory fees, and noted that such fees, as a percentage of the Balanced Fund's net assets, have decreased as net assets increased because of the breakpoints. The Board concluded that the Balanced Fund's fee levels under the Proposed Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the advisory fee schedule.

      The Board then compared the Balanced Fund's average annual performance (which is net of expenses) to the average annual performance contained in the Lipper Balanced Fund universe and found that the Balanced Fund's performance was lower than the Lipper universe for the one year ended 12/31/04 (6.16% for the Balanced Fund vs. 7.93% for Lipper) and for the five years ended 12/31/04 (1.61% for the Balanced Fund vs. 2.01% for Lipper) but was higher than the Lipper universe for the ten years ended 12/31/04 9.65% for the Balanced Fund vs. 9.09% for Lipper. The Board considered that the overall expenses of the Fund were generally lower than the Lipper universe and that the one and five year performance was slightly lower than the average performance but higher for the ten years.

      The Board reviewed information concerning the profitability of the Adviser's investment advisory and other activities and its financial condition. The Board considered the overall profitability of the Adviser as well as the Adviser's profitability in connection with managing the Funds. The Board noted that the Adviser's operations remain profitable (although increased expenses have reduced the Adviser's profitability).

      The Independent Trustees noted their confidence in the capability and integrity of the Adviser, and the fact that regulatory and compliance expenses had increased significantly due to statutory and regulatory changes. The Board considered the quotes from outside Administrators obtained by the Adviser for administrative services, all of which were higher than the amount contained in the Administration Agreement. After reviewing this information, the Board, including a majority of the Independent Trustees, determined that, in light of all the relevant factors, the Proposed Advisory Agreement was reasonable and was in the best interest of the Balanced Fund and its shareholders.

Equity Fund

      With respect to the Equity Fund, the Board considered that no change in the level or quality of investment advisory services was proposed and no change in investment advisory fee was proposed. As to the investment advisory fee charged, the Board reviewed its analysis of the advisory fee conducted in April 2005, when the Board compared the Equity Fund's 1.50% average annual advisory fee to the average advisory fee charged to selected funds with similar asset size, investment objectives, and distribution channels included in the Lipper Large Cap Growth Fund category and found that the Equity Fund's fee was higher than the average advisory fee of 0.75% for those funds. The Board then compared the Equity Fund's annual expense ratio of 1.86% to the average expense ratio for the Lipper Large Cap Growth Fund universe and considered that the Equity Fund's ratio was higher than the category average of 1.51%.

      The Board reviewed the structure of the Equity Fund's advisory fee, noting that it contains three breakpoints. The Board reviewed the level of the Equity Fund's advisory fees, and noted that such fees, as a percentage of the Equity Fund's net assets, have decreased as net assets increased because of the breakpoints and will decrease further as the Equity Fund's assets grow. The Board concluded that the Equity Fund's fee levels under the Proposed Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the advisory fee schedule.

      The Board then compared the Fund's average annual performance (which is net of expenses) to the average annual performance contained in the Lipper Large Cap Growth universe and found that the Fund's performance was higher than the Lipper universe for the one year ended 12/31/04 (15.05% for the Equity Fund vs. 7.18% for Lipper) and for the five years ended 12/31/04 since inception of the Equity Fund on 1/18/00 (1.72% for the Equity Fund vs. -8.22% for Lipper). The Board considered that although the overall expenses of the Equity Fund were higher than the Lipper universe average, the performance of the Fund was substantially higher than other funds in the Lipper universe.

      The Board reviewed information concerning the profitability of the Adviser's investment advisory and other activities and its financial condition. The Board considered the overall profitability of the Adviser as well as the Adviser's profitability in connection with managing the

Funds. The Board noted that the Adviser's operations remain profitable (although increased expenses have reduced the Adviser's profitability).

      The Independent Trustees noted their confidence in the capability and integrity of the Adviser, and the fact that regulatory and compliance expenses had increased significantly due to statutory and regulatory changes. The Board considered the quotes from outside Administrators obtained by the Adviser for administrative services, all of which were higher than the amount contained in the Administration Agreement. The Board noted that the Adviser would no longer have to engage in tedious cost allocations required by the Current Advisory Agreements, which can require subjective determinations. After reviewing this information, the Board, including a majority of the Independent Trustees, determined that, in light of all the relevant factors, the Proposed Advisory Agreement was reasonable and was in the best interest of the Equity Fund and its shareholders.

      In considering Proposal 1, the Board, including all of the Independent Trustees, concluded that the Proposed Advisory Agreement, taken together with the Administration Agreement should, over the long-term, enable the Adviser to continue to provide high-quality investment advisory services to the Equity Fund at reasonable and competitive fee rates. The Board, including all of the Independent Trustees, also concluded that the other changes in the Proposed Advisory Agreement would conform the Proposed Advisory Agreement to current mutual fund industry standards.

Failure to Approve Proposal 1

      If Proposal 1 is not approved by the Fund's shareholders, the Current Advisory Agreements will remain in effect. The Adviser will locate an outside service provider to provide administration and regulatory services to the Funds under a separate agreement.

              THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
                    RECOMMENDS THAT SHAREHOLDERS APPROVE THE
                           PROPOSED ADVISORY AGREEMENT

               REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

      The Proposed Advisory Agreement must be approved by the affirmative vote of a "majority of the outstanding voting securities" of each of the Funds, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each of the Funds, or (2) 67% or more of the shares of each of the Funds present at the Meeting if more than 50% of the outstanding shares of each of the Funds are represented at the Meeting in person or by proxy. The Funds will call a shareholder meeting if required to do so in writing by shareholders entitled to cast 10% or more of each of the Funds' votes. If the shareholders of the Funds do not approve the Proposed Advisory Agreement, the Current Advisory Agreements will remain in effect.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                             THAT SHAREHOLDERS VOTE

                                      "FOR"

                                   PROPOSAL 1.


OTHER INFORMATION

      Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the Proxies named therein, or their substitutes, present and acting at the Meeting.

      When any session of the Meeting is called to order, if a quorum is not present, in person or by proxy, then the Proxies may vote the proxies they have received to adjourn the Meeting to a later date. If a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, then the Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The Proxies will vote any proxies that they are entitled to vote in favor of the proposal, in favor of an adjournment, and will vote any proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within a reasonable time after the date set for the original Meeting without the necessity of further notice.

IT IS IMPORTANT TO THE FUNDS THAT YOU RETURN YOUR PROXY CARD PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


                               By Order of the Board of Trustees,

                               /s/ Hirschel B. Abelson
                               ----------------------------------------------
                               Hirschel B. Abelson
                               Secretary

                                                                     Exhibit A-1

                                  STRALEM FUND
                                  on behalf of
                              Stralem Balanced Fund

                                   PROXY CARD

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF STRALEM FUND (the "Trust") on behalf of Stralem Balanced Fund and Stralem Equity Fund (the "Funds"), for use at a Special Meeting of shareholders to be held at the offices of the Fund, 645 Madison Avenue, New York, NY, on September 12, 2005 at 11:30 a.m. Eastern time.

      The undersigned hereby appoints Philippe E. Baumann and Hirschel B. Abelson, and each of them, with full power of substitution, as Proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Funds that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:

Please mark box in blue or black ink.

ITEM 1: Approve or Disapprove amended and restated Investment Advisory Agreement for the Funds.

                 FOR              AGAINST               ABSTAIN
                 |_|               |_|                    |_|

ITEM 2: Vote on the transaction of such other business as may be properly brought before the meeting.

                 FOR              AGAINST               ABSTAIN
                 |_|               |_|                    |_|

      Every properly signed Proxy Card will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the above items.

      Receipt of Notice of Special Meeting is hereby acknowledged.


                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY.

                                    Sign here exactly as name(s) appears hereon.

Dated: ___________________, 2005

IMPORTANT: Joint owners must EACH sign. When signing as attorney, executor, administrator, Trustee, guardian, or corporate officer, please give your full title as such.

                                                                     Exhibit A-2
                                  STRALEM FUND
                                  on behalf of
                               Stralem Equity Fund

                                   PROXY CARD

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF STRALEM FUND (the "Trust") on behalf of Stralem Balanced Fund and Stralem Equity Fund (the "Funds"), for use at a Special Meeting of shareholders to be held at the offices of the Fund, 645 Madison Avenue, New York, NY, on September 12, 2005 at 11:30 a.m. Eastern time.

      The undersigned hereby appoints Philippe E. Baumann and Hirschel B. Abelson, and each of them, with full power of substitution, as Proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Funds that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:

Please mark box in blue or black ink.

ITEM 1: Approve or Disapprove amended and restated Investment Advisory Agreement for the Funds.

                 FOR              AGAINST               ABSTAIN
                 |_|               |_|                    |_|

ITEM 2: Vote on the transaction of such other business as may be properly brought before the meeting.

                 FOR              AGAINST               ABSTAIN
                 |_|               |_|                    |_|

      Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the above items.

      Receipt of Notice of Special Meeting is hereby acknowledged.


                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY.

                                    Sign here exactly as name(s) appears hereon.

Dated: ___________________, 2005

IMPORTANT: Joint owners must EACH sign. When signing as attorney, executor, administrator, Trustee, guardian, or corporate officer, please give your full title as such.

                                                                       Exhibit B


        Additional Information Concerning the Current Advisory Agreements

      The Current Advisory Agreements were most recently approved by each of the Funds' shareholders on April 7, 1999. At a regular meeting held on March 30, 2005, the Board approved the continuation of the Current Advisory Agreements. In continuing the Current Advisory Agreements, the Board, including all of the Independent Trustees, voting separately, considered:

            o the nature, quality, and scope of the services provided by the Adviser;

            o the performance of the Balanced Fund for the past 1-, 3-, 5-, and 10-year periods;

            o the performance of the Equity Fund for the past 1-, 3-, and 5-year periods;

            o the performance, fees, and expenses of each of the Funds compared to funds of similar size with a similar investment objective;

            o     the Adviser's expenses in providing the services;

            o     the profitability of the Adviser; and

            o     other factors.

      The Independent Trustees considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board, including all of the Independent Trustees, voting separately, determined, in the exercise of its business judgment that approval of the Current Advisory Agreements was in the best interests of each of the Funds and its shareholders. In making this determination, the Board relied upon the assistance of its legal counsel.

                  Additional Information Concerning the Adviser

      Hirschel B. Abelson and Philippe E. Baumann each own 50% of the outstanding voting shares of the Adviser's common stock.

      The following table sets forth the name of the Adviser's principal executive officers and the Adviser's directors. The address of each of the following individuals is 645 Madison Avenue, New York, NY 10022.

------------------------------------- -----------------------------------
Name                                  Position With the Adviser
------------------------------------- -----------------------------------
Hirschel B. Abelson                   Director/President
------------------------------------- -----------------------------------
Philippe E. Baumann                   Director/Executive VP
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
Name                                  Position With the Adviser
------------------------------------- -----------------------------------
Adam Abelson                          Vice President
------------------------------------- -----------------------------------
Andrea Baumann Lustig                 Vice President
------------------------------------- -----------------------------------
Philippe Labaune                      Vice President
------------------------------------- -----------------------------------
Andrew Eras                           Vice President
------------------------------------- -----------------------------------
Irene Bergman                         Vice President
------------------------------------- -----------------------------------
Joann Paccione                        Chief Compliance Officer
------------------------------------- -----------------------------------

                                                                       Exhibit C


                          INVESTMENT ADVISORY AGREEMENT
                                     between
                                  STRALEM FUND
                                       and
                          STRALEM & COMPANY INCOPORATED

      AGREEMENT made as of the ___ day of September 2005, by and between Stralem
Fund,  a  Delaware   business  trust  (the  "Trust"),   and  Stralem  &  Company
Incorporated, a Delaware corporation (the "Adviser").

      WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1.    Appointment.

      (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      (b) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

      2.    Investment Advisory Services.

      (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

            (i) provide the Fund with such investment research, data, advice and supervision as the Fund may consider necessary for proper supervision of its funds. The Adviser shall act as manager and investment adviser of the Fund and, as such, shall furnish continuously an investment program, which will include determining what securities shall be purchased or sold by the Fund and what portion of the assets of the Fund shall be held uninvested, subject always to the provisions of the Trust Instrument and By-Laws, the Fund's fundamental investment policies as in effect from time to time, and control and review by the Board of Trustees.

            (ii) take, on behalf of the Funds, all actions which the Adviser deems necessary to carry into effect the investment policies determined as provided above, and to that end the Adviser may designate a person or persons who are to be authorized by the Funds as the representative or representatives of the Funds, to give instructions to the Custodian of the assets of the Funds as to deliveries of securities and payments of cash for the account of the Funds.

            (iii) make  appropriate  periodic  reports to the  Trust's  Board of
                  Trustees.

      (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and
            (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

      (c) Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

      (d) Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Selection of Brokers or Dealers. The Adviser shall place purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers including, where permitted by law, the Fund's Distributor or affiliates thereof or of the Adviser, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The
            Adviser   may  select   Stralem  &  Company   Incorporated   as  the
            broker/dealer to effect all or substantially all of the security transactions which are effected on a national securities exchange. Purchases and sales of securities which are not listed or traded on a securities exchange shall ordinarily be executed with primary market makers acting as principal except when it is determined that better prices and executions may otherwise be obtained, provided, that the Adviser may cause the Fund to pay a member of a securities exchange, broker or dealer an amount of commission higher than the commission another member of an exchange, broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities. As used herein, "brokerage and research services" shall have the same meaning as in Section 28 (e)(3) of the Securities Exchange Act of 1934, as such Section may be amended from time to time, and any rules or regulations promulgated thereunder by the Securities and Exchange Commission. It is understood that, consistent with the Adviser's fiduciary duty to the Fund, it is the intent of the Agreement to allow the Adviser the widest discretion permitted by law in determining the manner and means by which portfolio securities' transactions can be affected in the best interests of the Fund.

      (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase
            price,   brokerage  commission  and  other  expenses,   and  trading
            requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

      3.    Representations and Warranties.

      (a)   The Adviser hereby represents and warrants to the Trust as follows:

            (i) The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

            (ii) The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

            (iii) The Adviser at all times shall  provide its best  judgment and effort to the Trust in carrying out the Adviser's obligations hereunder.

      (b)   The Trust hereby represents and warrants to the Adviser as follows:

            (i) The Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

            (ii) The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

      4.    Compensation.

      (a) As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 2, each Fund shall pay to the Adviser out of Fund assets a quarterly fee, computed and accrued at the rates set forth opposite each Fund's name on Schedule A, which shall be the percentage of the average weekly net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business the last business days of each calendar week during each fiscal quarter. For the quarter in which this Agreement commences or terminates, the Adviser shall make an appropriate pro rata adjustment of the fee on the basis of the number of days that the Agreement is in effect during such quarter.

      (b)   As used herein:

      (i) The term "fiscal quarter" shall mean the initial period, the final period and each period of three consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each calendar year.

      (ii) The term "fiscal year" shall mean the final fiscal year and each period of 12 consecutive calendar months ending on December 31 of each calendar year.

      5. Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) any compliance expenses properly allocable to the Funds; (vi) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vii) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (ix) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (x) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xi) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xii) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees; (xiii) association membership dues; and (xiv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

      6. Non-Exclusive Services; Limitation of Adviser's Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the

Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

      7. Effective Date; Modifications; Termination. This Agreement shall become effective on September __, 2005, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

      (a) This Agreement shall continue in force for two years. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

      (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

      (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

      8. Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

      The terms "Stralem Fund" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Stralem Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

      9. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

      10. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

      11. Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

      (a) any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

      (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

      (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

      This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

      12. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

      13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

      14. Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 645 Madison Avenue, New York New York 10022; or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 645 Madison Avenue New York, New York 10022, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

STRALEM FUND                               STRALEM & COMPANY INCOPORATED


By:  /s/____________________________       By:  /s/___________________________
Name:                                      Name:

Title:                                     Title:

                                   SCHEDULE A
                                     to the
                          INVESTMENT ADVISORY AGREEMENT
                                     between
                                  STRALEM FUND
                                       and
                          STRALEM & COMPANY INCOPORATED


                          Fee, at a quarterly rate,
                          expressed as a percentage of average                                                         Must Be
        Name of Fund      weekly net assets.                     Annual rate                       Last Approved     Approved By
        ------------      ------------------------------------   -----------                       -------------     ------------

Stralem  Balanced  Fund  25% of the first $50 million            1.00% of the first $50  million
                         1875% of the next $50 million           0.75% of the next $50  million
                         125% in excess  of $100  million        0.50% in excess of $100
                                                                 million

Stralem  Equity Fund     3125% of the first $50 million          1.25% of the  first  $50  million
                         25% of the next $50 million             1.00% of the next $50  million
                         1875% in excess  of $100  million       0.75% in excess of $100
                                                                 million


Approved:  September ___, 2005


                                  STRALEM FUND


                                  By:
                                  -----------------------------------------


Accepted:


STRALEM & COMPANY INCOPORATED.


By:
    --------------------------------------------